EXHIBIT 10.1

EIGHTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This Eighth Amendment to Amended and Restated Credit Agreement (hereinafter referred to as the “Amendment”) executed as of April 29, 2010 by and among Clayton Williams Energy, Inc., a Delaware corporation (“CWEI”), Southwest Royalties, Inc. (successor by merger to CWEI-SWR, Inc.), a Delaware corporation (“SWR”, and together with CWEI and each of their respective successors and permitted assigns, the “Borrowers” and each a “Borrower”), Warrior Gas Co., a Texas corporation (“Warrior”), CWEI Acquisitions, Inc., a Delaware corporation (“CWEI Acquisitions”), Romere Pass Acquisition L.L.C., a Delaware limited liability company (“Romere”), CWEI Romere Pass Acquisition Corp., a Delaware corporation (“Romere Corp”), Blue Heel Company, a Delaware corporation (“Blue Heel”), Tex-Hal Partners, Inc., a Delaware corporation (“Tex-Hal”), Desta Drilling GP, LLC, a Texas limited liability company (“Desta GP”), and Desta Drilling, L.P., a Texas limited partnership (“Desta LP”, and together with Warrior, CWEI Acquisitions, Romere, Romere Corp, Blue Heel, Tex-Hal and Desta GP and each of their successors and permitted assigns, the “Guarantors” and each a “Guarantor”), each of the financial institutions which is a party hereto (as evidenced by the signature pages to this Amendment) or which may from time to time become a party to the Agreement pursuant to the provisions of Section 14.3 thereof or any successor or permitted assignee thereof (hereinafter collectively referred to as “Lenders”, and each individually a “Lender”), and JPMorgan Chase Bank, N.A. (successor by merger to Bank One, N.A. (Illinois)), a national banking association, as Administrative Agent (in its capacity as Administrative Agent and together with its successors in such capacity, “Administrative Agent”).  Capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in that certain Amended and Restated Credit Agreement dated as of May 21, 2004, by and among Borrowers, Guarantors, Administrative Agent and Lenders (as amended, supplemented or otherwise modified from time to time, the “Agreement”).

WITNESSETH:

WHEREAS, the Borrowers and the Guarantors have requested that the Lenders amend certain provisions of the Agreement; and

WHEREAS, the Administrative Agent and the Lenders have agreed to do so on the terms and conditions hereinafter set forth.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Borrowers, the Guarantors, the Administrative Agent and the Lenders, hereby agree as follows:

SECTION 1. Amendments to the Agreement.  Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 3 hereof, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Agreement shall be amended in the manner provided in this Section 1.

1.1 Annex A.  Annex A attached to the Agreement shall be and it hereby is replaced in its entirety with Annex A attached to this Amendment.

1.2 Redetermined Borrowing Base.  This Amendment shall constitute a notice of the Redetermination of the Borrowing Base pursuant to Section 4.2 of the Agreement, and the Administrative Agent hereby notifies the Borrowers that, as of the date of this Amendment and until the next Redetermination, the redetermined Borrowing Base is $300,000,000.

SECTION 2. Reallocation of Commitments and Loans.  Fortis Capital Corp. (“Departing Lender”) desires to assign all of its rights and obligations as a Lender under the Credit Agreement to BNP Paribas.  In addition, the Lenders (other than the Departing Lender) have agreed among themselves to reallocate their respective Commitments, and to, among other things, allow certain financial institutions to become party to the Agreement as Lenders (each, a “New Lender”) by acquiring an interest in the Aggregate Commitment.  Each of the Administrative Agent, the LC Issuer and each Borrower hereby consents to (i) the assignment by the Departing Lender of its rights and obligations as a Lender under the Credit Agreement to BNP Paribas, (ii) each New Lender, by its execution of this Amendment, becoming a party to the Agreement as a Lender and (iii) the reallocation of the Commitments.  On the date this Amendment becomes effective and after giving effect to such reallocation of the Aggregate Commitment, the Commitment of the Departing Lender shall terminate, each New Lender shall be a Lender under and as defined in the Agreement and the Commitment of each Lender, including each New Lender, shall be as set forth on Annex A to this Amendment.  With respect to such reallocation, (a) BNP Paribas shall be deemed to have acquired the Departing Lender’s Commitment, (b) each New Lender shall be deemed to have acquired its Commitment from each of the other Lenders and (c) such acquisition of the Departing Lender’s Commitment and reallocation of the Aggregate Commitment among the Lenders shall be deemed to have been consummated pursuant to the terms of the Assignment and Assumption Agreement attached as Exhibit C to the Agreement as if Departing Lender, such New Lenders and the other Lenders had executed an Assignment and Assumption with respect to such acquisition and reallocation.  The Administrative Agent hereby waives the $3,500 processing and recordation fee set forth in Section 14.3.3 of the Agreement with respect to the assignments and reallocations contemplated by this Section 2.  To the extent requested by any Lender, and in accordance with Section 3.4 of the Agreement, the Borrowers shall pay to such Lender, within the time period prescribed by Section 3.6 of the Agreement, any amounts required to be paid by the Borrowers under Section 3.4 of the Agreement in the event the payment of any principal of any Eurodollar Loan or the conversion of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto is required in connection with the reallocation contemplated by this Section 2.

SECTION 3. Conditions.  The amendments to the Agreement contained in Section 1 of this Amendment and the reallocation and assignments contained in Section 2 of this Amendment shall be effective upon the satisfaction of each of the conditions set forth in this Section 3.

3.1 Execution and Delivery.  The Administrative Agent shall have received from the Lenders (including the Departing Lender), the Borrower and the Guarantors, counterparts (in such number as may be requested by the Administrative Agent) of this Amendment signed on behalf of such Persons.

3.2 Representations and Warranties.  The representations and warranties of each Borrower under the Agreement, as amended by this Amendment, are true and correct in all material respects as of such date, as if then made (except to the extent that such representations and warranties relate solely to an earlier date).

3.3 No Default.  No Default or Unmatured Default shall have occurred and be continuing.

3.4 Other Documents.  The Administrative Agent shall have received the executed Fee Letter and such other instruments and documents incidental and appropriate to the transaction provided for herein as the Administrative Agent or its special counsel may reasonably request, and all such documents shall be in form and substance satisfactory to the Administrative Agent.

3.5 Amendment Fee.  Borrowers shall have paid to Administrative Agent, for the account of each Lender, an amendment fee in the amount separately agreed upon by Borrowers and Administrative Agent.

SECTION 4. Representations and Warranties of Borrowers.  To induce the Lenders to enter into this Amendment, the Borrowers hereby represent and warrant to the Lenders as follows:

4.1 Reaffirmation of Representations and Warranties/Further Assurances.  After giving effect to the amendments herein, each representation and warranty of any Borrower or any Guarantor contained in the Agreement or in any of the other Loan Documents is true and correct in all material respects on the date hereof (except to the extent such representations and warranties relate solely to an earlier date).

4.2 Corporate Authority; No Conflicts.  The execution, delivery and performance by each Borrower and each Guarantor (to the extent a party hereto or thereto) of this Amendment and all documents, instruments and agreements contemplated herein are within each such Borrower’s or such Guarantor’s corporate or other organizational powers, have been duly authorized by necessary action, require no action by or in respect of, or filing with, any court or agency of government and do not violate or constitute a default under any provision of any applicable law or other agreements binding upon any Borrower or any Guarantor or result in the creation or imposition of any Lien upon any of the assets of any Borrower or any Guarantor except for Permitted Liens and otherwise as permitted in the Agreement.

4.3 Enforceability.  This Amendment constitutes the valid and binding obligation of each Borrower and each Guarantor enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

SECTION 5. Consent and Reaffirmation of Guarantors.  By their execution hereof, each Guarantor hereby (i) acknowledges receipt of this Amendment, (ii) consents to the Borrowers’ execution and delivery hereof; (iii) agrees to be bound hereby; (iv) affirms that nothing contained therein shall modify in any respect whatsoever its guaranty of the obligations of the Borrowers to Lenders pursuant to the terms of its Guaranty in favor of Administrative Agent and the Lenders and (v) reaffirms that its Guaranty is and shall continue to remain in full force and effect.

SECTION 6. Miscellaneous.

6.1 Reaffirmation of Loan Documents and Liens.  Any and all of the terms and provisions of the Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect.  Each Borrower hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of such Borrower or any Guarantor under the Agreement and the other Loan Documents or the Liens securing the payment and performance thereof.

6.2 Parties in Interest.  All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

6.3 Legal Expenses.  The Borrowers hereby agree, jointly and severally, to pay all reasonable fees and expenses of counsel to the Administrative Agent incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.

6.4 Counterparts.  This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.  However, this Amendment shall bind no party until the Borrowers, the Guarantors, the Lenders (or at least the requisite percentage thereof), and the Administrative Agent have executed a counterpart.  Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.

6.5 Complete Agreement.  THIS AMENDMENT, THE AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

6.6 Headings.  The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

[Signature Pages Follow]

Eighth Amendment to Amended and Restated Credit Agreement – Page

IN WITNESS WHEREOF, the parties have caused this Eighth Amendment to Amended and Restated Credit Agreement to be duly executed as of the date first above written.

BORROWERS: CLAYTON WILLIAMS ENERGY, INC. a Delaware corporation By: /s/ Mel G. Riggs Mel G. Riggs, Senior Vice President
SOUTHWEST ROYALTIES, INC. a Delaware corporation By: /s/ Mel G. Riggs Mel G. Riggs, Vice President
GUARANTORS: WARRIOR GAS CO. a Texas corporation By: /s/ Mel G. Riggs Mel G. Riggs, Vice President
CWEI ACQUISITIONS, INC. a Delaware corporation By: /s/ Mel G. Riggs Mel G. Riggs, Vice President
ROMERE PASS ACQUISITION L.L.C. a Delaware limited liability company By: /s/ Mel G. Riggs Mel G. Riggs, Vice President

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CWEI ROMERE PASS ACQUISITION CORP. a Delaware corporation By: /s/ Mel G. Riggs Mel G. Riggs, Vice President
BLUE HEEL COMPANY a Delaware corporation By: /s/ Mel G. Riggs Mel G. Riggs, Vice President
TEX-HAL PARTNERS, INC. a Delaware corporation By: /s/ Mel G. Riggs Mel G. Riggs, Vice President
DESTA DRILLING GP, LLC a Texas limited liability company By: /s/ Mel G. Riggs Mel G. Riggs, Manager
DESTA DRILLING, L.P. a Texas limited partnership By:Desta Drilling GP, LLC, its general partner By: /s/ Mel G. Riggs Mel G. Riggs, Manager

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JPMORGAN CHASE BANK, N.A.,
(successor by merger to Bank One, N.A.
(Illinois)), as Administrative Agent and a
Lender

By: /s/  Kimberly A. Bourgeois
Name:           Kimberly A. Bourgeois
Title:           Senior Vice President

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BANK OF SCOTLAND plc, as Co-Agent and a Lender By: /s/ Julia R. Franklin Name: Julia R. Franklin Title: Assistant Vice President

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UNION BANK, N.A., as Syndication Agent and a Lender By: /s/ Whitney Randolph Name: Whitney Randolph Title: Vice President

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BNP PARIBAS, as Documentation Agent and a Lender By: /s/ Betsy Jocher Name: Betsy Jocher Title: Director By: /s/ Richard Hawthorne Name: Richard Hawthorne Title: Director

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FORTIS CAPITAL CORP., as a Departing Lender By: /s/ Betsy Jocher Name: Betsy Jocher Title: Director By: /s/ Richard Hawthorne Name: Richard Hawthorne Title: Director

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NATIXIS (formerly Natexis Banques Populaires), as a Lender

By: /s/  Donovan C. Broussard
Name:         Donovan C. Broussard
Title:           Managing Director

By:  /s/ Liana Tchernysheva
Name:         Liana Tchernysheva
Title:           Director

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COMPASS BANK as successor in interest to GUARANTY BANK, as a Lender By: /s/ James A. Morgan Name: James A. Morgan Title: Vice President

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THE FROST NATIONAL BANK, as a Lender By: /s/ Alex Zemkoski Name: Alex Zemkoski Title: Vice President

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BANK OF TEXAS, N.A., as a Lender By: /s/ Wm. Mark Cranmer Name: Wm. Mark Cranmer Title: Senior Vice President

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KEYBANK NATIONAL ASSOCIATION, as a Lender By: /s/ Todd Coker Name: Todd Coker Title: Vice President

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UBS LOAN FINANCE LLC, as a Lender By: /s/ Irja R. Otsa Name: Irja R. Otsa Title: Associate Director By: /s/ Mary E. Evans Name: Mary E. Evans Title: Associate Director

ANNEX A

COMMITMENT PERCENTAGES

LENDER	COMMITMENT
JPMorgan Chase Bank, N.A.	$45,000,000
Mail Code: TX1-2448 2200 Ross Avenue, Third Floor Dallas, TX 75201 Attention: Kimberly A. Bourgeois Telephone: 214.965.3274 Facsimile: 214.965.3280
BNP Paribas	$45,000,000
1200 Smith Street, Suite 3100 Houston, TX 77002 Attention: Brian Malone Telephone: 713.982.1153
Union Bank, N.A.	$41,250,000
500 North Akard Street, Suite 4200 Dallas, Texas 75201 Attention: Jarrod Bourgeois Telephone: 214.922.4207 Facsimile: 214.922.4209
Bank of Scotland	$41,250,000
1095 Avenue of the Americas New York, New York 10036 Attention: Richard Butler Telephone: 713.650.0609 Fascimile: 713.651.9714
Natixis	$29,000,000
333 Clay Street, Suite 4340 Houston, TX 77002 Attention: Donovan Brousarrd Telephone: 713.759.0973 Fascimile: 713.759.9908
Compass Bank	$27,500,000
Three Allen Center 333 Clay Street, Suite 4400 Houston, TX 77002 Attention: Chris Parada Telephone: 214.360.3414

Bank of Texas, N.A.	$20,500,000
5956 Sherry Lane, Suite 1100 Dallas, TX 75225 Attention: Wm. Mark Cranmer Telephone: 214.987.8834
The Frost National Bank	$20,500,000
777 Main Street, Suite 500 Fort Worth, TX 76102 Attention: John Warren Telephone: 817.420.5672
Keybank, N.A.	$15,000,000
8115 Preston Rd., Suite 500 Dallas, TX 75225 Attention: Todd Coker Telephone: 214.414.2618 Facsimile: 214.414.2606
UBS Loan Finance LLC	$15,000,000
677 Washington Boulevard Stamford, Connecticut 06901 Attention: Ray Ciraco Telephone: 203.719.2898 Facsimile: 203.719.3888
Total:	$300,000,000